Note 6 - Construction in Progress	12 Months Ended
Dec. 31, 2012
Construction In Progress [Text Block]
Note 6 - Construction in Progress

At December 31, 2012, the construction in progress of $5,374,056 consisted of construction cost of a new manufacturing plant at Nova Dongguan (Phase II factory construction project). The total construction cost is approximately $6.16 million and the Company is required to pay an additional $0.78 million to complete the construction.  The Company expects to complete construction by the end of first quarter of 2013.

At December 31, 2011, the construction in progress of $726,296 consisted of construction material purchased and a refundable deposit to an independent contractors for the construction of a new manufacturing plant at Nova Dongguan (Phase II factory construction project).